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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8, of our reports dated January 24, 1997 included in Transaction Network Services, Inc. and Subsidiary's Form 10-K for the year ended December 31, 1996, as filed with the Securities and Exchange Commission, and to all references to our Firm included in this registration statement.



                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Washington, D.C.
May 12, 1997